D E Shaw & Co	39th Floor, Tower 45	(212) 478-0000
120 West Forty-Fifth Street	Fax (212) 478-0100
New York, NY 10036

January 27, 2009

The Board of Directors of

Foamex International, Inc.

Rose Tree Corporate Center II

1400 N. Providence Road, Suite 2000

Media, PA 19063-2076

Gentlemen:

I write this letter to inform you that I hereby resign from the Board of Directors of Foamex International, Inc. (the "Company"), effective immediately.

I wish each of you and the Company success in your future endeavors.

Very truly yours,

/s/ David J. Lyon

David J. Lyon

cc:	John G. Johnson, Jr.
President and Chief Executive Officer